Exhibit 99.1 Investor Presentation March 2019 1Exhibit 99.1 Investor Presentation March 2019 1

PRELIMINARY DRAFT – CONFIDENTIAL Safe Harbor Forward-Looking Statements Some of the information in this presentation and the accompanying oral presentation is not historical in nature and may constitute forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements, as well as projections of future operating results, our selling efforts and the anticipated benefits from those efforts; expected benefits from our carrier relationships and channel partnerships; our growth strategy, including acquisitions and portfolio purchases; the demand for Consumer Directed Benefits and adoption of Consumer-Directed Health Plans; market trends for the industries in which we compete; our expectations and beliefs concerning how those trends will affect our operating results; our strategic and operational plans, objectives and goals; the effects of changes to the Company’s management team and oversight structure; and the effects of the restatement of the Company’s financial statements. This information and these statements are based on management’s current expectations and assumptions that are subject to risks and uncertainties. These forward looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company’s annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company’s most recent annual, quarterly or current report as filed or furnished with the SEC. The Company’s SEC reports are available at www.wageworks.com in the Investor Relations section. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. GAAP / Non-GAAP Reconciliation In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials in this presentation include non-GAAP information. The Company believes the presentation of non-GAAP measures provides useful supplemental information to investors with regard to its core operating performance, and are used by the Company's management for that purpose, as well as comparability of financial results period- over-period. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of the non-GAAP information to GAAP, and other related information, is available as an appendix to this presentation which can be found at www.wageworks.com, in the Investor Relations section. A reconciliation of Adjusted EBITDA, a non-GAAP guidance measure, to a corresponding GAAP measure is not available on a forward-looking basis without unreasonable efforts due to the high variability and low visibility of certain expense items that are excluded in calculating Adjusted EBITDA. 2PRELIMINARY DRAFT – CONFIDENTIAL Safe Harbor Forward-Looking Statements Some of the information in this presentation and the accompanying oral presentation is not historical in nature and may constitute forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements, as well as projections of future operating results, our selling efforts and the anticipated benefits from those efforts; expected benefits from our carrier relationships and channel partnerships; our growth strategy, including acquisitions and portfolio purchases; the demand for Consumer Directed Benefits and adoption of Consumer-Directed Health Plans; market trends for the industries in which we compete; our expectations and beliefs concerning how those trends will affect our operating results; our strategic and operational plans, objectives and goals; the effects of changes to the Company’s management team and oversight structure; and the effects of the restatement of the Company’s financial statements. This information and these statements are based on management’s current expectations and assumptions that are subject to risks and uncertainties. These forward looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company’s annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company’s most recent annual, quarterly or current report as filed or furnished with the SEC. The Company’s SEC reports are available at www.wageworks.com in the Investor Relations section. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. GAAP / Non-GAAP Reconciliation In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials in this presentation include non-GAAP information. The Company believes the presentation of non-GAAP measures provides useful supplemental information to investors with regard to its core operating performance, and are used by the Company's management for that purpose, as well as comparability of financial results period- over-period. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under U.S. GAAP. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of the non-GAAP information to GAAP, and other related information, is available as an appendix to this presentation which can be found at www.wageworks.com, in the Investor Relations section. A reconciliation of Adjusted EBITDA, a non-GAAP guidance measure, to a corresponding GAAP measure is not available on a forward-looking basis without unreasonable efforts due to the high variability and low visibility of certain expense items that are excluded in calculating Adjusted EBITDA. 2

Dedicated to administering CDBs, including Health Savings Accounts (HSAs), health and dependent care Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), as well as Commuter Benefit Services, including transit and parking programs, wellness programs, Consolidated Omnibus Budget Reconciliation Act (COBRA) programs, and other employee benefits. Who We Are We deliver our CDB programs through a highly scalable delivery model Leader in administering that employers and their employees may access through a standard Consumer-Directed web browser on any internet-enabled device. Benefits (CDBs) Our CDB programs assist employees and their families in saving money by using pre-tax dollars to pay for portions of their healthcare, dependent care, and commuter expenses. Employers financially benefit from our programs through reduced payroll taxes. 3 3Dedicated to administering CDBs, including Health Savings Accounts (HSAs), health and dependent care Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), as well as Commuter Benefit Services, including transit and parking programs, wellness programs, Consolidated Omnibus Budget Reconciliation Act (COBRA) programs, and other employee benefits. Who We Are We deliver our CDB programs through a highly scalable delivery model Leader in administering that employers and their employees may access through a standard Consumer-Directed web browser on any internet-enabled device. Benefits (CDBs) Our CDB programs assist employees and their families in saving money by using pre-tax dollars to pay for portions of their healthcare, dependent care, and commuter expenses. Employers financially benefit from our programs through reduced payroll taxes. 3 3

Update on Recent EventsUpdate on Recent Events

PRELIMINARY DRAFT – CONFIDENTIAL Recap of Recent Events Announced update Anticipated Delayed Announced Mid- March May Nov. on review of completion of April 2018 2017 2018 2018 termination of 2019 financial statements SEC filing Financials KPMG relationship and internal controls requirements Announced need Announced update NYSE listing Mid April Sep. to restate 2016 & on review and provided requirements Mar 2018 2018 2019 2017 financials 2018 guidance completion Edgar Montes Izzy Dawood John Saia Leadership Changes promoted to hired as hired as CEO CFO General Counsel 5PRELIMINARY DRAFT – CONFIDENTIAL Recap of Recent Events Announced update Anticipated Delayed Announced Mid- March May Nov. on review of completion of April 2018 2017 2018 2018 termination of 2019 financial statements SEC filing Financials KPMG relationship and internal controls requirements Announced need Announced update NYSE listing Mid April Sep. to restate 2016 & on review and provided requirements Mar 2018 2018 2019 2017 financials 2018 guidance completion Edgar Montes Izzy Dawood John Saia Leadership Changes promoted to hired as hired as CEO CFO General Counsel 5

Experienced Management Team

Edgar O. Montes
President and
Chief Executive Officer



- Previously served as WageWorks COO, SVP Service Delivery Operations, and VP Operations
- Leadership positions at WageWorks: Service Delivery, Technology, Operations, and Client Relationship
- Successfully led WageWorks through IPO process
- American Express leadership experience in Risk Management, Operations, and Accounting
- Holds an M.B.A., a B.S. in Accounting and a B.S. in Real Estate from Arizona State University

Scott Rose
Chief Operating Officer



- Previously served as WageWorks' SVP, Customer Experience
- More than 10 years of experience with McKesson; served as Vice President of Customer Care, leading all facets of customer service, technical support and Inside Sales
- Extensive financial customer service experience overseeing customer support services for Fidelity Investments and serving as Vice President of Marketing Services for Chase Financial Services
- Holds an M.B.A. from Texas Christian University and a B.A. in Economics from the University of Florida

Ismail "Izzy" Dawood
Chief Financial Officer



- WageWorks Interim Chief Financial Officer April 2018, became Chief Financial Officer in October 2018
- More than 20 years of experience leading public companies through substantive change and adversity
- Previously CFO of Santander Consumer USA Holdings, Inc, and Executive Vice President and CFO of the Investment Services division of The Bank of New York Mellon Corporation (BNY Mellon)
- Obtained a bachelor's degree from St. John's University and an M.B.A. from Wharton School of Business, and is a Chartered Financial Analyst

John Saia
General Council and
Corporate Secretary



- Previously General Counsel and Corporate Secretary for AcelRx Pharmaceuticals, Inc.; led all legal and compliance activities worldwide
- Formerly Corporate Secretary and Associate General Counsel at McKesson Corporation
- Additionally held positions at several highly respected law firms, the SEC and Department of Justice
- Graduated Santa Clara University cum laude and holds a Juris Doctorate from George Washington University Law School

6

WageWorks
everyone benefits

PRELIMINARY DRAFT – CONFIDENTIAL Enhanced Governance to Execute Strategy Extensive experience to lead WageWorks through its next phase of growth Thomas Stuart Harvey Bruce Bodaken Edgar Montes Bevilacqua Board Chair of Rite Aid Corporation Managing Director, President & CEO, WageWorks VantagePoint Capital Partners Former CEO, Blue Cross Blue Executive Chairman, WageWorks Shield California Former Chairman, President and Formerly COO and VP Former Partner of two leading CEO of Ceridian Corporation Operations at WageWorks Silicon Valley law firms Has more than 20 years of executive leadership experience Former President & COO, Former VP of Customer Service, Former Executive Vice President, Piper Jaffray Companies American Express E*TRADE Actively interviewing Jerome for independent and Robert Metzger George Scanlon Gramaglia diverse board members who will have the right Former CEO, Fidelity National skills to complement Former President/COO at Former Partner at William Blair Financial the current Board E*TRADE Previously at PwC in Audit and Former CFO, FIS and BFC Former Chairman of Acxiom Audit Advisory Services Financial Indicates lead independent director Indicates newly added directors 7PRELIMINARY DRAFT – CONFIDENTIAL Enhanced Governance to Execute Strategy Extensive experience to lead WageWorks through its next phase of growth Thomas Stuart Harvey Bruce Bodaken Edgar Montes Bevilacqua Board Chair of Rite Aid Corporation Managing Director, President & CEO, WageWorks VantagePoint Capital Partners Former CEO, Blue Cross Blue Executive Chairman, WageWorks Shield California Former Chairman, President and Formerly COO and VP Former Partner of two leading CEO of Ceridian Corporation Operations at WageWorks Silicon Valley law firms Has more than 20 years of executive leadership experience Former President & COO, Former VP of Customer Service, Former Executive Vice President, Piper Jaffray Companies American Express E*TRADE Actively interviewing Jerome for independent and Robert Metzger George Scanlon Gramaglia diverse board members who will have the right Former CEO, Fidelity National skills to complement Former President/COO at Former Partner at William Blair Financial the current Board E*TRADE Previously at PwC in Audit and Former CFO, FIS and BFC Former Chairman of Acxiom Audit Advisory Services Financial Indicates lead independent director Indicates newly added directors 7

PRELIMINARY DRAFT – CONFIDENTIAL WageWorks Performance Since IPO Outperformed the S&P 500 by >117% >18% Revenue CAGR Achieved profitability in every year Generated free cash flow and built a strong balance sheet 8 Note: As of 3/15/2019PRELIMINARY DRAFT – CONFIDENTIAL WageWorks Performance Since IPO Outperformed the S&P 500 by >117% >18% Revenue CAGR Achieved profitability in every year Generated free cash flow and built a strong balance sheet 8 Note: As of 3/15/2019

The Industry and WageWorksThe Industry and WageWorks

PRELIMINARY DRAFT – CONFIDENTIAL Growth Markets: Consumer-Directed Healthcare Consumer-directed health benefits …Fueled by the accelerated adoption of are poised for continued growth… Consumer-Directed Health Plan (CDHPs) Percentage of adults aged 18–64 with employment-based coverage Health benefit accounts by product (mm) 2021E 42.6 37.3 16.1 2020E 36.1 34.6 15.4 56.6% 2019E 30.6 32 14.6 43.4% 2018E 25.9 29.6 13.9 2017 21.9 27.4 13.3 2016 18.6 25.4 12.6 20072008200920102011201220132014201520162017 Traditional Coverage CDHP HSA FSA HRA Health Benefit Accounts expected to grow at a CAGR of >11% from 2018 – 2021 10 Source: Aite June 2018 Report and 2017 Mercer National Survey of Employer-Sponsored Health PlansPRELIMINARY DRAFT – CONFIDENTIAL Growth Markets: Consumer-Directed Healthcare Consumer-directed health benefits …Fueled by the accelerated adoption of are poised for continued growth… Consumer-Directed Health Plan (CDHPs) Percentage of adults aged 18–64 with employment-based coverage Health benefit accounts by product (mm) 2021E 42.6 37.3 16.1 2020E 36.1 34.6 15.4 56.6% 2019E 30.6 32 14.6 43.4% 2018E 25.9 29.6 13.9 2017 21.9 27.4 13.3 2016 18.6 25.4 12.6 20072008200920102011201220132014201520162017 Traditional Coverage CDHP HSA FSA HRA Health Benefit Accounts expected to grow at a CAGR of >11% from 2018 – 2021 10 Source: Aite June 2018 Report and 2017 Mercer National Survey of Employer-Sponsored Health Plans

PRELIMINARY DRAFT – CONFIDENTIAL Mature Markets: COBRA & Commuter COBRA Commuter COBRA accounts billed based on total number of eligible employees -1% +1.4% More COBRA-eligible Higher employment (1) employees Ridership is down Purchase $ across NYC, CHI and SF Growth 2017/18 Estimated US Transit Passenger Trips % U.S. Employment Period 2017 2018 Change Rate 1Q 2.5mm 2.4mm -3.9% 2Q 2.6mm 2.5mm -2.0% Source: WageWorks (2015-17 aided by acquisitions), US Bureau of Labor Statistics; VISA Quarterly Performance report Q3-2018, American Public Transportation Association, Transit Ridership Report, Q2-2018; WageWorks; 11 (1) Based on WageWorks billing structurePRELIMINARY DRAFT – CONFIDENTIAL Mature Markets: COBRA & Commuter COBRA Commuter COBRA accounts billed based on total number of eligible employees -1% +1.4% More COBRA-eligible Higher employment (1) employees Ridership is down Purchase $ across NYC, CHI and SF Growth 2017/18 Estimated US Transit Passenger Trips % U.S. Employment Period 2017 2018 Change Rate 1Q 2.5mm 2.4mm -3.9% 2Q 2.6mm 2.5mm -2.0% Source: WageWorks (2015-17 aided by acquisitions), US Bureau of Labor Statistics; VISA Quarterly Performance report Q3-2018, American Public Transportation Association, Transit Ridership Report, Q2-2018; WageWorks; 11 (1) Based on WageWorks billing structure

Key Regulatory Changes Chronic Disease Management Act Proposed Increase in Maximum Contribution Limits Paves the way for CDHPs with HSAs to cover chronic disease prevention costs on a pre- Would increase maximum contributions to deductible basis match the out-of-pocket maximums, and spur growth in contributions Bipartisan HSA Improvement Act Affordable Care Act Cadillac Tax Would allow HSAs to include pre-deductible FSA and HSA contributions — both from employers coverage for services and medications for and employees — to be taxed if they exceed chronic illnesses, access to telemedicine specified thresholds starting in 2022 services and medications without a prescription, and for wellness activities Positive to Industry Negative to Industry 12Key Regulatory Changes Chronic Disease Management Act Proposed Increase in Maximum Contribution Limits Paves the way for CDHPs with HSAs to cover chronic disease prevention costs on a pre- Would increase maximum contributions to deductible basis match the out-of-pocket maximums, and spur growth in contributions Bipartisan HSA Improvement Act Affordable Care Act Cadillac Tax Would allow HSAs to include pre-deductible FSA and HSA contributions — both from employers coverage for services and medications for and employees — to be taxed if they exceed chronic illnesses, access to telemedicine specified thresholds starting in 2022 services and medications without a prescription, and for wellness activities Positive to Industry Negative to Industry 12

PRELIMINARY DRAFT – CONFIDENTIAL Leadership Across Consumer-Directed Benefits Provider with Client, Revenue and Product Diversification FSA HSA COBRA Commuter $105+M 1.1M Accounts 3.1M Accounts Top 10 Administration Diversified revenue (All products) The provider of choice to many of the nation's streams across products: largest and most innovative companies including: HSA 7% All Other FSA 13% 42% Card Interchange 63% ~16% (FSA, HSA, Commuter) Revenue from of Fortune 100 Brokers, Carriers ~$470m Companies and Partners Commuter 2018 Revenue 16% Ability to monetize benefits administration Custodial Revenue COBRA 22% through numerous (HSA) business lines 13 13 Source: WageWorks Internal Data and Devenir Year-End 2018 Survey PRELIMINARY DRAFT – CONFIDENTIAL Leadership Across Consumer-Directed Benefits Provider with Client, Revenue and Product Diversification FSA HSA COBRA Commuter $105+M 1.1M Accounts 3.1M Accounts Top 10 Administration Diversified revenue (All products) The provider of choice to many of the nation's streams across products: largest and most innovative companies including: HSA 7% All Other FSA 13% 42% Card Interchange 63% ~16% (FSA, HSA, Commuter) Revenue from of Fortune 100 Brokers, Carriers ~$470m Companies and Partners Commuter 2018 Revenue 16% Ability to monetize benefits administration Custodial Revenue COBRA 22% through numerous (HSA) business lines 13 13 Source: WageWorks Internal Data and Devenir Year-End 2018 Survey

Long-Tenured Relationships with a Diverse Customer Base

Within the Fortune 500, we have customers across industries including:

~45 Finance	~35 Consumer	~30 Industrials
~30 Technology & Software	~30 Healthcare	~20 Energy & Utilities
~15 Food & Beverage	~15 Chemical & Materials	~15 Media & Telecoms
~10 Auto & Transportation	Real Estate ~5	Travel & Leisure ~5

BARCLAYS
COMCAST
IPG
PPG
Duke University
University of Miami
aramark

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WageWorks everyone benefits

Shareholder Value CreationShareholder Value Creation

Purpose Values Communication Transparency 16Purpose Values Communication Transparency 16

Investing in a Culture Centered on Service

salesforce

- Knowledge-centric support strategy
- Increase case-handling capabilities and visibility
- Improve hand-offs and reduce case-handling time

Intradiem™

- Improve agent scheduling to improve satisfaction
- Improve agent training, so participants get right answers faster

"The person who helped me over the phone was understanding, patient, and clear in her answer to my question. She seemed to care about my financial well-being and I appreciated that."

"Nice to have an actual person answer almost immediately and then take care of the inquiry very efficiently. Thank you for caring about customer service!"

"The woman I spoke with on the phone was very personable and helpful. I have worked in customer service and I know it's not easy to be friendly all day. She explained things very thoroughly and actually put a smile on my face."

Souce: WageWorks participant quotes from Complink Post-Call Survey January – February 2019

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WageWorks everyone benefits

WageWorks Competitive Advantage

Profitability, scalability and product mix supports continued innovation and excellent service quality

- Product diversity allows us to help our clients meet their objectives
- Leadership and scale provides a foundation for long term value creation
- Consistent profitability allows for investment, innovation and stability
- Focus on leading information security environment for participant and client data

18

WageWorks everyone benefits

Deepen relationships with our existing large and enviable customer base Extend our market leading HSA products by Drivers of Value leveraging our existing infrastructure and custodian partnership Creation Create a more scalable and efficient Pillars of Our platform through continued investment; Growth Strategy derive cost savings from operational improvements Augment organic growth with opportunistic acquisitions 19 19Deepen relationships with our existing large and enviable customer base Extend our market leading HSA products by Drivers of Value leveraging our existing infrastructure and custodian partnership Creation Create a more scalable and efficient Pillars of Our platform through continued investment; Growth Strategy derive cost savings from operational improvements Augment organic growth with opportunistic acquisitions 19 19

60+ 2018 Enterprise Renewals Focused Growth Large, Enviable Customer Base Provides Future Growth Potential Strategy in 2019 2018 Legacy Enterprise Renewal Rates in excess of 90% $19m • Q1 Road Show – increased WageWorks Q4 Enterprise Client Net Promoter Score 2018 Revenue (NPS) Increased YoY from 42 in 2017 to 51 in 2018 Enterprise client engagement from New Sales WageWorks Q4 Enterprise Client Satisfaction Increased • Focus on win-win solutions YoY from 95% in 2017 to 97% in 2018 HSA campaign – • Added emphasis 130+ target clients for Q1-Q2 on participation 90+% 2018 Renewal Goal: Achieve 95%+ revenue retention rates Rate 20 (1) Primarily focused on administration revenue60+ 2018 Enterprise Renewals Focused Growth Large, Enviable Customer Base Provides Future Growth Potential Strategy in 2019 2018 Legacy Enterprise Renewal Rates in excess of 90% $19m • Q1 Road Show – increased WageWorks Q4 Enterprise Client Net Promoter Score 2018 Revenue (NPS) Increased YoY from 42 in 2017 to 51 in 2018 Enterprise client engagement from New Sales WageWorks Q4 Enterprise Client Satisfaction Increased • Focus on win-win solutions YoY from 95% in 2017 to 97% in 2018 HSA campaign – • Added emphasis 130+ target clients for Q1-Q2 on participation 90+% 2018 Renewal Goal: Achieve 95%+ revenue retention rates Rate 20 (1) Primarily focused on administration revenue

Demonstrated Case Study: Top 10 Client Campaign Success in Driving Year 1 Participant Growth • Granted access to eligible employees • Year 1 Results: „ 5% total enrollment growth Open Enrollment Strategy • Create Awareness Year 2 • Foster Engagement • Campaign focused on net new participant education in order to achieve incremental growth • Grow Enrollee Participation • Year 2 Results: „ 3.4% total enrollment growth (1) Excludes segment of Client from 2017 net new enrollment figures 21Demonstrated Case Study: Top 10 Client Campaign Success in Driving Year 1 Participant Growth • Granted access to eligible employees • Year 1 Results: „ 5% total enrollment growth Open Enrollment Strategy • Create Awareness Year 2 • Foster Engagement • Campaign focused on net new participant education in order to achieve incremental growth • Grow Enrollee Participation • Year 2 Results: „ 3.4% total enrollment growth (1) Excludes segment of Client from 2017 net new enrollment figures 21

PRELIMINARY DRAFT – CONFIDENTIAL Well Positioned to be a Leading HSA Provider HSA’s have benefited the most from the continued WageWorks has the HSA business foundation shift towards consumer-directed plans built to drive accelerated growth 24.5% Percentage of adults aged 18–64 with employment-based coverage 18.9% ~$1.2b 700k+ Cash Accounts CDHP ex HSA Balances HSA 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $217m ~$31m $75.0 HSA Assets ($bn) $64.0 Investment Total Revenue $53.8 Balances excl Interchange $45.2 $37.0 $30.2 $24.2 Partnering with one of the Largest Global Custodians and Investment Manager 2014 2015 2016 2017 2018 2019 (est) 2020 (est) 22 Source: NCHS Data Brief No. 317 August 2018 – US Dept HHS; Devenir Research (2018 Year-End Report); Note: WageWorks HSA stats reflect year-end 2018 numbersPRELIMINARY DRAFT – CONFIDENTIAL Well Positioned to be a Leading HSA Provider HSA’s have benefited the most from the continued WageWorks has the HSA business foundation shift towards consumer-directed plans built to drive accelerated growth 24.5% Percentage of adults aged 18–64 with employment-based coverage 18.9% ~$1.2b 700k+ Cash Accounts CDHP ex HSA Balances HSA 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $217m ~$31m $75.0 HSA Assets ($bn) $64.0 Investment Total Revenue $53.8 Balances excl Interchange $45.2 $37.0 $30.2 $24.2 Partnering with one of the Largest Global Custodians and Investment Manager 2014 2015 2016 2017 2018 2019 (est) 2020 (est) 22 Source: NCHS Data Brief No. 317 August 2018 – US Dept HHS; Devenir Research (2018 Year-End Report); Note: WageWorks HSA stats reflect year-end 2018 numbers

PRELIMINARY DRAFT – CONFIDENTIAL 2019 WageWorks HSA Enhancements Advancing our platform to deliver the most robust HSA offering for employers and their employees Participant Portal Redesign A single view of spending and savings Our focus on driving Hold My HSA Receipts innovation and Simple receipt storage and search. enhancements to our HSA OnCall Cover costs when balances can’t HSA offering will New Investment Tools differentiate us among Support saving and spending. competitors, drive New Investment Options market share and high Balance cost, risk and return customer satisfaction Reduced Fees Eliminate fees that limit usage. Expanded Service Expanded participant support 23PRELIMINARY DRAFT – CONFIDENTIAL 2019 WageWorks HSA Enhancements Advancing our platform to deliver the most robust HSA offering for employers and their employees Participant Portal Redesign A single view of spending and savings Our focus on driving Hold My HSA Receipts innovation and Simple receipt storage and search. enhancements to our HSA OnCall Cover costs when balances can’t HSA offering will New Investment Tools differentiate us among Support saving and spending. competitors, drive New Investment Options market share and high Balance cost, risk and return customer satisfaction Reduced Fees Eliminate fees that limit usage. Expanded Service Expanded participant support 23

PRELIMINARY DRAFT – CONFIDENTIAL Scale Allows Opportunities for Operational Excellence Contact Optimization Process Improvement • Deliver an omni-channel customer experience through • Automation of existing manual processes voice, chat, mobile chat and secure messaging • Increase self-service through enhancements • Allow clients and participants to choose the to our client and participant web portals communication method that best meets their needs Resource Management Technology Enablement • Continue to scale our relationships with vendor • Eliminate redundant systems partners to drive down transactional costs • Migrate to one common platform across entire company (SalesForce) Goal: Realize $15M-20M annual profit contribution by 2022 24PRELIMINARY DRAFT – CONFIDENTIAL Scale Allows Opportunities for Operational Excellence Contact Optimization Process Improvement • Deliver an omni-channel customer experience through • Automation of existing manual processes voice, chat, mobile chat and secure messaging • Increase self-service through enhancements • Allow clients and participants to choose the to our client and participant web portals communication method that best meets their needs Resource Management Technology Enablement • Continue to scale our relationships with vendor • Eliminate redundant systems partners to drive down transactional costs • Migrate to one common platform across entire company (SalesForce) Goal: Realize $15M-20M annual profit contribution by 2022 24

PRELIMINARY DRAFT – CONFIDENTIAL Acquisition Opportunities in a Fragmented Market • The CDB industry remains highly Categories of Potential Future Acquisitions fragmented, and consolidation is likely to continue as competitors race for scale, profitability and broader capabilities Divested CDB Divisions • To remain competitive in the market, WageWorks will continue to seek opportunistic inorganic growth CDB Account Portfolios • WageWorks has the financial resources and operational expertise to execute Standalone TPAs 25 Note: Based on historical data collection by management Size of OpportunityPRELIMINARY DRAFT – CONFIDENTIAL Acquisition Opportunities in a Fragmented Market • The CDB industry remains highly Categories of Potential Future Acquisitions fragmented, and consolidation is likely to continue as competitors race for scale, profitability and broader capabilities Divested CDB Divisions • To remain competitive in the market, WageWorks will continue to seek opportunistic inorganic growth CDB Account Portfolios • WageWorks has the financial resources and operational expertise to execute Standalone TPAs 25 Note: Based on historical data collection by management Size of Opportunity

PRELIMINARY DRAFT – CONFIDENTIAL Summary of Value Creation Opportunity Pillars of our Growth Strategy Growth Strategy Outcomes Deepen Customer Relationships 95%+ Revenue Retention Heightened focus on HSA business 1.2MM+ HSA Accounts by YE 2022 Continued investment & $15-$20M of Annual Profit Contribution operational improvements Inorganic growth Opportunistic M&A 26PRELIMINARY DRAFT – CONFIDENTIAL Summary of Value Creation Opportunity Pillars of our Growth Strategy Growth Strategy Outcomes Deepen Customer Relationships 95%+ Revenue Retention Heightened focus on HSA business 1.2MM+ HSA Accounts by YE 2022 Continued investment & $15-$20M of Annual Profit Contribution operational improvements Inorganic growth Opportunistic M&A 26

Financial OverviewFinancial Overview

• Revenue recognition related to upfront revenue for a large government contract • Billing errors driven by ineffective Recap of Financial controls and out of period corrections and adjustments Restatement Drivers • Change in presentation of healthcare revenue whereby certain expenses were inconsistently offset against healthcare revenue 28• Revenue recognition related to upfront revenue for a large government contract • Billing errors driven by ineffective Recap of Financial controls and out of period corrections and adjustments Restatement Drivers • Change in presentation of healthcare revenue whereby certain expenses were inconsistently offset against healthcare revenue 28

Review of Restated Financials

2016 Fiscal Year

Numbers in millions	As Reported	Restated	Total Variance ($)	Impact of Offset ($)
Revenue				
Healthcare	$203	$195	($8)	($2)
COBRA	$75	$74	($1)	n.c.
Commuter	$70	$70	$0	n.c.
Other	$17	$16	($1)	n.m.
Total Revenue	**$365**	**$356**	**($9)**	**($2)**
Op. Income*	**$86**	**$78**	**($8)**	**n.c.**
Adjusted EBITDA	**$108**	**$101**	**($7)**	**n.c.**
Net Income*	**$52**	**$46**	**($6)**	**n.c.**

Restatement results in line with prior disclosures

Key Drivers:

Upfront revenue for large government contract

Billing Errors

Certain expenses were inconsistently offset against healthcare revenue

29

*Numbers labeled with a * are Non-GAAP numbers   Note: Reconciliation of non-GAAP measures in Appendix*

2016 & 2017 Performance YOY 2016 2017 Numbers in millions Growth (%) Revenue Healthcare $195 $275 38% Growth driven by ADP acquisition COBRA $74 $112 51% (Nov 2016) Commuter $70 $73 4% EBITDA growth higher than Other $16 $17 3% revenue growth Total Revenue $356 $476 34% EBITDA Margin of 29% for 2016 Op. Income* $78 $124 59% and 31% for 2017 Adjusted EBITDA $101 $147 45% Adj EBITDA Margin* 29% 31% Net Income* $46 $86 87% 30 Numbers labeled with a * are Non-GAAP numbers Note: Reconciliation of non-GAAP measures in Appendix2016 & 2017 Performance YOY 2016 2017 Numbers in millions Growth (%) Revenue Healthcare $195 $275 38% Growth driven by ADP acquisition COBRA $74 $112 51% (Nov 2016) Commuter $70 $73 4% EBITDA growth higher than Other $16 $17 3% revenue growth Total Revenue $356 $476 34% EBITDA Margin of 29% for 2016 Op. Income* $78 $124 59% and 31% for 2017 Adjusted EBITDA $101 $147 45% Adj EBITDA Margin* 29% 31% Net Income* $46 $86 87% 30 Numbers labeled with a * are Non-GAAP numbers Note: Reconciliation of non-GAAP measures in Appendix

2018 Performance

Numbers in millions	2018	YOY Growth (%)	Impact of Offset ($)	Offset Adjusted Growth
Total Revenue	**$468 - $472**	(1%)	($8-$10)	1%
Op. Income*	**$84 - $88**	(31%)	$0	n.c.
Adj EBITDA Reported*	**$115 - $118**	(21%)	$0	n.c.
Excess Restatement-Related Costs	$28			
*Adj EBITDA Margin**	29% - 31%			n.m.
Net Income*	**$50 - $53**	(41%)	$0	n.c.
HSA Statistics				
Total HSA Revenue	$31m			
Accounts	700k+			
Cash Balances	$1.2b			

Revenue growth

Of 0% impacted by:

Integration and platform consolidation

Partner migrating activities to in-house platform

Certain expenses were inconsistently offset against healthcare revenue

Margin (normalized) expectation of ~30%

HSA Yield of ~1.9% on earning balances net of participant yield

Excess Restatement activities estimated at $28M restatement related costs. Adjusted EBITDA Margin excludes the excess

*Numbers labeled with a * are Non-GAAP numbers Note: Reconciliation of non-GAAP measures in Appendix*

31

2019 Guidance Revenue Growth Revenue growth of 0-3% impacted by remnants of integration activities and 0% to 3% phased approach with partner migration (from 2018) Adjusted EBITDA Continued investment impacting Margin (normalized) margin in short term 26 - 30% HSA functionality Information security Additional expense with restatement 32 efforts that will be normalized2019 Guidance Revenue Growth Revenue growth of 0-3% impacted by remnants of integration activities and 0% to 3% phased approach with partner migration (from 2018) Adjusted EBITDA Continued investment impacting Margin (normalized) margin in short term 26 - 30% HSA functionality Information security Additional expense with restatement 32 efforts that will be normalized

PRELIMINARY DRAFT – CONFIDENTIAL Non-Bank Custodian (NBC) Election Partnering with a leading global financial institution will enhance yield, limit capital outlays and reduce risk Custodial NBC vs. Key Considerations Partnership Net Yield Fiduciary Risk Favorable Comparability ü ûü Unfavorable Comparability û Similar Comparability Operational Investment ûü Investment Choice Participant Safety / Soundness ûü 33 Note: Based on internal analysis by managementPRELIMINARY DRAFT – CONFIDENTIAL Non-Bank Custodian (NBC) Election Partnering with a leading global financial institution will enhance yield, limit capital outlays and reduce risk Custodial NBC vs. Key Considerations Partnership Net Yield Fiduciary Risk Favorable Comparability ü ûü Unfavorable Comparability û Similar Comparability Operational Investment ûü Investment Choice Participant Safety / Soundness ûü 33 Note: Based on internal analysis by management

Deepen relationships with our existing large and enviable customer base Extend our market leading HSA Drivers of products by leveraging our existing infrastructure and custodian Value Creation partnership Create more scalable and efficient Pillars of Our platform through continued Growth Strategy investment; derive cost savings from operational improvements Leverage our scale and industry leadership to drive inorganic growth 34Deepen relationships with our existing large and enviable customer base Extend our market leading HSA Drivers of products by leveraging our existing infrastructure and custodian Value Creation partnership Create more scalable and efficient Pillars of Our platform through continued Growth Strategy investment; derive cost savings from operational improvements Leverage our scale and industry leadership to drive inorganic growth 34

PRELIMINARY DRAFT – CONFIDENTIAL Driving Growth: 2019E – 2022E Sources of EBITDA Growth 1 Sources of Revenue Growth Improved Cash Management Contact Optimization Process Improvement ~7-10% ~3-4% Resource Management Technology Enablement ~4- 6% ~2-3% ~2-3% 2 Leverage Customer Base HSA Strategy 2022E Revenue Acquisitions 2022E Revenue (Incl. M&A) 2019E – 2022E +9% – 12% CAGR Acquisitions expected to add additional 2-4% to CAGR (1) Based on 50bps Federal Reserve fund rate increase before 12/31/2019; 35 (2) Opportunistic deployment of up to $100mm annuallyPRELIMINARY DRAFT – CONFIDENTIAL Driving Growth: 2019E – 2022E Sources of EBITDA Growth 1 Sources of Revenue Growth Improved Cash Management Contact Optimization Process Improvement ~7-10% ~3-4% Resource Management Technology Enablement ~4- 6% ~2-3% ~2-3% 2 Leverage Customer Base HSA Strategy 2022E Revenue Acquisitions 2022E Revenue (Incl. M&A) 2019E – 2022E +9% – 12% CAGR Acquisitions expected to add additional 2-4% to CAGR (1) Based on 50bps Federal Reserve fund rate increase before 12/31/2019; 35 (2) Opportunistic deployment of up to $100mm annually

PRELIMINARY DRAFT – CONFIDENTIAL Capital Allocation Flexibility WageWorks is Committed to Pursuing an Optimal Capital Allocation Strategy that Meets Internal Objectives and Aligns with Shareholder Goals Financial Flexibility to Pursue a …Creates Ability to Drive Shareholder Balanced Capital Deployment Strategy… Value ü ü Conduct Opportunistic Share Significant Cash Flow Generation Repurchases üü Strong Balance Sheet Profile Pursue Highly Strategic Bolt-on Minimal Leverage Acquisition Opportunities 36PRELIMINARY DRAFT – CONFIDENTIAL Capital Allocation Flexibility WageWorks is Committed to Pursuing an Optimal Capital Allocation Strategy that Meets Internal Objectives and Aligns with Shareholder Goals Financial Flexibility to Pursue a …Creates Ability to Drive Shareholder Balanced Capital Deployment Strategy… Value ü ü Conduct Opportunistic Share Significant Cash Flow Generation Repurchases üü Strong Balance Sheet Profile Pursue Highly Strategic Bolt-on Minimal Leverage Acquisition Opportunities 36

Thank youThank you

AppendixAppendix

2018 Restatement-Related Costs Numbers in Millions 2017 2018 Restatement-related costs are defined as expenses specific to Outsourced Finance $13 $29 Services (Services, Temps, Consultants, Contractors, and Professional fees) Legal/other $3 $15 Focused on Legal and Finance activities Total $16 $44 2018 restatement-related costs exceeded 2017 levels by >$28mm Note: Utilizing 2017 as baseline for expenses 392018 Restatement-Related Costs Numbers in Millions 2017 2018 Restatement-related costs are defined as expenses specific to Outsourced Finance $13 $29 Services (Services, Temps, Consultants, Contractors, and Professional fees) Legal/other $3 $15 Focused on Legal and Finance activities Total $16 $44 2018 restatement-related costs exceeded 2017 levels by >$28mm Note: Utilizing 2017 as baseline for expenses 39

Review of Restated Financials: Summary Balance Sheet In Millions 2016 2017 9/30/2018 $673 $780 $770 Cash and cash equivalents $786 $1,112 $1,125 Total current assets Total Assets $1,336 $1,652 $1,679 $608 $695 $665 Customer obligations $249 $245 $245 Long-term debt $256 $254 $256 Other non-current liabilities $7 $9 $11 Other non-current liabilities (ex. LT Debt) $938 $1,040 $1,019 Total current liabilities $383 $543 $567 Total stockholders' equity Total liabilities and stockholders' equity $1,336 $1,652 $1,679 40Review of Restated Financials: Summary Balance Sheet In Millions 2016 2017 9/30/2018 $673 $780 $770 Cash and cash equivalents $786 $1,112 $1,125 Total current assets Total Assets $1,336 $1,652 $1,679 $608 $695 $665 Customer obligations $249 $245 $245 Long-term debt $256 $254 $256 Other non-current liabilities $7 $9 $11 Other non-current liabilities (ex. LT Debt) $938 $1,040 $1,019 Total current liabilities $383 $543 $567 Total stockholders' equity Total liabilities and stockholders' equity $1,336 $1,652 $1,679 40

Review of Restated Financials: Reconciliation of Non-GAAP Measures Numbers in Thousands GAAP to Non GAAP Reconciliation Q1-FY16 Q2-FY16 Q3-FY16 Q4-FY16 FY2016 GAAP Income from Operations 1 0,029 960 8,244 8,062 27,296 Stock Based Comensation Expense 5,991 7,533 6,653 7,003 27,180 Amortization of Acquired intangibles 4,302 8,560 4,105 4,979 21,946 Employee termination and other charges - 313 163 672 1,147 Non GAAP Income From Operations 20,323 17,366 19,165 20,715 77,568 GAAP Net Income 5,796 (120) 5,230 4,996 15,902 Stock Based Compensation Expense 5,991 7,533 6,653 7,003 27,180 Amortization of Acquired intangibles 4,302 8,560 4,105 4,979 21,946 Employee termination and other charges - 313 163 672 1,147 Tax Effect of Above Adjustments * 4,117 6,562 4,368 5,061 20,109 Non GAAP Net Income 11,972 9,724 11,782 12,588 46,065 *Tax effect adjustment assumes a 40% tax rate GAAP Net Income 5,796 (120) 5,230 4,996 15,902 Interest Income (86) (97) (117) (105) (406) Interest Expense 405 822 521 969 2,717 Income Tax Provision 3,812 (614) 2,492 3,239 8,929 Depreciation 1,778 2,114 2,457 2,347 8,696 Amortization and change in contingent consideration 7,446 1 5,364 6,647 7,717 37,175 Stock Based Compensation Expense 5,991 7,533 6,653 7,003 27,180 Employee termination and other charges - 313 163 672 1,147 Adjusted EBITDA 25,143 25,314 24,046 26,837 101,339 41Review of Restated Financials: Reconciliation of Non-GAAP Measures Numbers in Thousands GAAP to Non GAAP Reconciliation Q1-FY16 Q2-FY16 Q3-FY16 Q4-FY16 FY2016 GAAP Income from Operations 1 0,029 960 8,244 8,062 27,296 Stock Based Comensation Expense 5,991 7,533 6,653 7,003 27,180 Amortization of Acquired intangibles 4,302 8,560 4,105 4,979 21,946 Employee termination and other charges - 313 163 672 1,147 Non GAAP Income From Operations 20,323 17,366 19,165 20,715 77,568 GAAP Net Income 5,796 (120) 5,230 4,996 15,902 Stock Based Compensation Expense 5,991 7,533 6,653 7,003 27,180 Amortization of Acquired intangibles 4,302 8,560 4,105 4,979 21,946 Employee termination and other charges - 313 163 672 1,147 Tax Effect of Above Adjustments * 4,117 6,562 4,368 5,061 20,109 Non GAAP Net Income 11,972 9,724 11,782 12,588 46,065 *Tax effect adjustment assumes a 40% tax rate GAAP Net Income 5,796 (120) 5,230 4,996 15,902 Interest Income (86) (97) (117) (105) (406) Interest Expense 405 822 521 969 2,717 Income Tax Provision 3,812 (614) 2,492 3,239 8,929 Depreciation 1,778 2,114 2,457 2,347 8,696 Amortization and change in contingent consideration 7,446 1 5,364 6,647 7,717 37,175 Stock Based Compensation Expense 5,991 7,533 6,653 7,003 27,180 Employee termination and other charges - 313 163 672 1,147 Adjusted EBITDA 25,143 25,314 24,046 26,837 101,339 41

Review of Restated Financials: Reconciliation of Non-GAAP Measures Numbers in Thousands GAAP to Non GAAP Reconciliation Q1-FY17 Q2-FY17 Q3-FY17 Q4-FY17 FY2017 GAAP Income from Operations 23,285 15,983 16,344 1 5,615 71,228 Stock Based Comensation Expense 3,780 7,032 7,176 7,662 25,649 Amortization of Acquired intangibles 6,503 6,496 6,376 6,404 25,778 Employee termination and other charges 731 982 (148) (11) 1,554 Non GAAP Income From Operations 34,298 30,494 29,748 29,669 124,209 GAAP Net Income 1 6,057 2 0,278 9,063 8,989 54,387 Stock Based Compensation Expense 3,780 7,032 7,176 7,662 25,649 Amortization of Acquired intangibles 6,503 6,496 6,376 6,404 25,778 Employee termination and other charges 731 982 (148) (11) 1,554 Tax Effect of Above Adjustments * 4,405 5,804 5,361 5,622 21,193 Non GAAP Net Income 22,665 28,984 17,105 17,421 86,176 *Tax effect adjustment assumes a 40% tax rate GAAP Net Income 1 6,057 2 0,278 9,063 8,989 54,387 Interest Income (67) (96) (339) (645) (1,147) Interest Expense 1,435 1,767 2,059 2,032 7,293 Income Tax Provision 5,484 (6,158) 5,237 5,020 9,583 Depreciation 2,568 2,654 2,950 3,212 11,384 Amortization and change in contingent consideration 9,237 9,393 9,401 9,859 37,890 Stock Based Compensation Expense 3,780 7,032 7,176 7,662 25,649 Employee termination and other charges 731 982 (148) (11) 1,554 Adjusted EBITDA 39,225 35,852 35,399 36,117 146,592 42Review of Restated Financials: Reconciliation of Non-GAAP Measures Numbers in Thousands GAAP to Non GAAP Reconciliation Q1-FY17 Q2-FY17 Q3-FY17 Q4-FY17 FY2017 GAAP Income from Operations 23,285 15,983 16,344 1 5,615 71,228 Stock Based Comensation Expense 3,780 7,032 7,176 7,662 25,649 Amortization of Acquired intangibles 6,503 6,496 6,376 6,404 25,778 Employee termination and other charges 731 982 (148) (11) 1,554 Non GAAP Income From Operations 34,298 30,494 29,748 29,669 124,209 GAAP Net Income 1 6,057 2 0,278 9,063 8,989 54,387 Stock Based Compensation Expense 3,780 7,032 7,176 7,662 25,649 Amortization of Acquired intangibles 6,503 6,496 6,376 6,404 25,778 Employee termination and other charges 731 982 (148) (11) 1,554 Tax Effect of Above Adjustments * 4,405 5,804 5,361 5,622 21,193 Non GAAP Net Income 22,665 28,984 17,105 17,421 86,176 *Tax effect adjustment assumes a 40% tax rate GAAP Net Income 1 6,057 2 0,278 9,063 8,989 54,387 Interest Income (67) (96) (339) (645) (1,147) Interest Expense 1,435 1,767 2,059 2,032 7,293 Income Tax Provision 5,484 (6,158) 5,237 5,020 9,583 Depreciation 2,568 2,654 2,950 3,212 11,384 Amortization and change in contingent consideration 9,237 9,393 9,401 9,859 37,890 Stock Based Compensation Expense 3,780 7,032 7,176 7,662 25,649 Employee termination and other charges 731 982 (148) (11) 1,554 Adjusted EBITDA 39,225 35,852 35,399 36,117 146,592 42